UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2015

Mercedes-Benz Auto Lease Trust 2015-A

(Exact name of Issuing Entity as specified in its charter)

Daimler Trust Leasing LLC

(Exact name of Depositor as specified in its charter)

Mercedes-Benz Financial Services USA LLC

(Exact name of Sponsor as specified in its charter)

State of Delaware	333-178761-06	20-8741581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36455 Corporate Drive Farmington Hills, Michigan	48331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 991-6632
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.  Other Events.

In connection with the $2,014,770,000 principal amount of Asset Backed Notes offered pursuant to the Prospectus dated January 2, 2015, and the Prospectus Supplement dated January 7, 2015, Mercedes-Benz Auto Lease Trust 2015-A (the “Issuer”), Daimler Trust Leasing LLC (“Daimler Trust Leasing”) and/or Daimler Trust have entered into, or intend to enter into at closing, the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

1.1
Underwriting Agreement, dated January 7, 2015, among Daimler Trust Leasing, Mercedes-Benz Financial Services USA LLC (“MBFS USA”), and Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Agricole Securities (USA) Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of January 1, 2015, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of January 1, 2015, between Daimler Trust Leasing and Wilmington Trust, National Association, as owner trustee.

4.4
2015-A Exchange Note Supplement, dated as of January 1, 2015, among Daimler Trust, as borrower, U.S. Bank Trust National Association, as administrative agent, Daimler Title Co., as collateral agent, MBFS USA, as lender and as servicer, and the Indenture Trustee.

10.1	First-Tier Sale Agreement, dated as of January 1, 2015, between MBFS USA, as seller, and Daimler Trust Leasing, as purchaser.

10.2	Second-Tier Sale Agreement, dated as of January 1, 2015, between Daimler Trust Leasing, as seller, and the Issuer, as purchaser.

10.4	2015-A Servicing Supplement, dated as of January 1, 2015, among the MBFS USA, as servicer and as lender, Daimler Trust, as titling trust, and Daimler Title Co., as collateral agent.

99.2
2015-A Collateral Account Control Agreement, dated as of January 1, 2015, between the Issuer, as initial secured party, and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.3
Titling Trust Account Control Agreement, dated as of January 1, 2015, between Daimler Trust, as initial secured party, and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.4	2015-A Administration Agreement, dated as of January 1, 2015, among the Issuer, MBFS USA, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAIMLER TRUST LEASING LLC, as Depositor

By:	/s/ Steven C. Poling
Name: Steven C. Poling
Title: Assistant Secretary

Date: January 11, 2015

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement, dated January 7, 2015, among Daimler Trust Leasing LLC, Mercedes-Benz Financial Services USA LLC and Barclays Capital Inc., Citigroup Global Markets Inc. and Credit Agricole Securities (USA) Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of January 1, 2015, between Mercedes-Benz Auto Lease Trust 2015-A and U.S. Bank National Association, as indenture trustee.

4.2	Amended and Restated Trust Agreement, dated as of January 1, 2015, between Daimler Trust Leasing LLC and Wilmington Trust, National Association, as owner trustee.

4.4
2015-A Exchange Note Supplement, dated as of January 1, 2015, among Daimler Trust, U.S. Bank Trust National Association, Daimler Title Co. Mercedes-Benz Financial Services USA LLC and U.S. Bank National Association, as indenture trustee.

10.1	First-Tier Sale Agreement, dated as of January 1, 2015, between Mercedes-Benz Financial Services USA LLC and Daimler Trust Leasing LLC.

10.2	Second-Tier Sale Agreement, dated as of January 1, 2015, between Daimler Trust Leasing LLC and Mercedes-Benz Auto Lease Trust 2015-A.

10.4	2015-A Servicing Supplement, dated as of January 1, 2015, among Mercedes-Benz Financial Services USA LLC, Daimler Trust and Daimler Title Co.

99.2
2015-A Collateral Account Control Agreement, dated as of January 1, 2015, between Mercedes-Benz Auto Lease Trust 2015-A and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.3	Titling Trust Account Control Agreement, dated as of January 1, 2015, between Daimler Trust and U.S. Bank National Association, as assignee-secured party and as securities intermediary.

99.4
2015-A Administration Agreement, dated as of January 1, 2015, among Mercedes-Benz Auto Receivables Trust 2015-A, Mercedes-Benz Financial Services USA LLC and U.S. Bank National Association, as indenture trustee.